NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement Dated January 9, 2009
to the Prospectus Dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1. For each Fund, Footnote 2 to the table that appears in the section entitled “Fees and Expenses” is deleted and replaced with the following:

Capital Research, the investment adviser to the Master Fund, waived a portion of its management fee for the Master Fund from the date of the Feeder Fund’s inception through December 31, 2008. Management Fees and Net Annual Fund Operating Expenses of the Master Fund do not reflect any waivers. Information regarding the effect of any management fee waiver on Net Annual Fund Operating Expenses of the Master Fund can be found in the Financial Highlights table in this Prospectus and in the Fund’s annual report.

2. The following is added as the second paragraph to “Section 3: Fund Management” on page 26 of the Prospectus:

Capital Research manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis. Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly-owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Capital Research and the Master Funds have applied to the Securities and Exchange Commission for an exemptive order that would give Capital Research the authority to use, upon approval of the Master Funds’ board of trustees, its management subsidiaries and affiliates to provide day-to-day investment management services to the Master Funds, including making changes to the management subsidiaries and affiliates providing such services. Approval by the Master Funds’ shareholders would be required before any authority granted under an exemptive order could be exercised. There is no assurance that Capital Research will incorporate its investment divisions or seek a shareholder vote to exercise any authority, if granted, under an exemptive order.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE